SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                               PERCON INCORPORATED
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                (Name of Registrant as Specified in its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

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       4)  Proposed maximum aggregate value of transaction:

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       5)  Total fee paid:

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[   ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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       2)  Form, Schedule or Registration Statement No.:

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       3)  Filing Party:

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       4)  Date Filed:

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
                               PERCON INCORPORATED

                    Notice of Annual Meeting of Shareholders
                                  May 23, 1997

To the Shareholders of Percon Incorporated:

     The annual meeting of the shareholders of Percon Incorporated, a Washington corporation, will be held at 9:00 a.m., Pacific Time, on May 23, 1997, at the Valley River Inn, 1000 Valley River Way, Eugene, Oregon, for the following purposes:

     1. Electing directors to serve for the following year and until their successors are elected; and

     2.   Transacting any other business that properly comes before the meeting.

     Only shareholders of record at the close of business on March 24, 1997 will be entitled to vote at the annual meeting.

     You are respectfully requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.


                                       By Order of the Board of Directors




                                       Andy J. Storment
                                       Secretary

Eugene, Oregon
April 14, 1997

                              PERCON INCORPORATED

                                PROXY STATEMENT
                         Annual Meeting of Shareholders


     The mailing address of the principal executive offices of the Company is 1720 Willow Creek Circle, Suite 530, Eugene, Oregon, 97402-9171. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is April 14, 1997.

     Upon written request to Andy J. Storment, Secretary, any person whose proxy is solicited by this proxy statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-KSB.


                     SOLICITATION AND REVOCABILITY OF PROXY

     The enclosed proxy is solicited on behalf of the Board of Directors of Percon Incorporated, a Washington corporation, for use at the Annual Meeting of Shareholders to be held on May 23, 1997 and at any adjournment thereof. The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Company, attention Andy J. Storment, Secretary, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke the proxy and vote in person unless he or she wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Common Stock is the only outstanding authorized voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is March 24, 1997. On that date there were 3,961,261 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

     The following table sets forth certain information regarding the beneficial ownership as of February 28, 1997 of the Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all executive officers and directors as a group. This information is based on information received from or on behalf of the named individuals.

                                               Number of Shares       Percentage
Beneficial Owner                           Beneficially Owned(1)       of Shares
----------------                           ---------------------      ----------
Michael P. Coughlin (2)....................              641,641           16.2%
 1720 Willow Creek Circle, Suite 530
 Eugene, OR 97402

Andy J. Storment (3).......................              641,541           16.2%
 1720 Willow Creek Circle, Suite 530
 Eugene, OR 97402

Arlen I. Prentice (4)......................              395,000            9.9%
 6177 162nd Place SW
 Bellevue, WA 98006

James E. Navarre (5).......................              317,391            8.0%
 9428 NE 1st St.
 Bellevue, WA 98004

Donald K. Skinner (6)......................               20,000               *
 2130 Kingsbridge Way
 Oxnard, CA 93035

All directors and executive officers.......            1,756,516           43.6%
 as a group (9 persons) (7)

-----------------------

* Less than 1%

(1) Shares which the person or group has the right to acquire within 60 days after February 28, 1997 are deemed to be outstanding in calculating the percentage ownership of the person or group but are not deemed to be outstanding as to any other person or group.

(2) Includes 629,075 shares held by the Coughlin Family Limited Partnership of which Mr. Coughlin and his spouse are the general partners and also includes 6,000 shares subject to options exercisable within 60 days after February 28, 1997.

(3) Includes 6,000 shares subject to options exercisable within 60 days after February 28, 1997.

(4) Includes 20,000 shares subject to options exercisable within 60 days after February 28, 1997.

(5) Includes 15,000 shares subject to options exercisable within 60 days after February 28, 1997.

(6) Includes 20,000 shares subject to options exercisable within 60 days after February 28, 1997.

(7) Includes 65,333 shares subject to options exercisable within 60 days after February 28, 1997. Excludes shares subject to options within 60 days after that date.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The directors of the Company are elected at the Annual Meeting to serve until their successors are elected and qualified. All current directors are nominees for re-election. If a quorum of shareholders is present at the annual meeting, the nominees for election as directors who receive the greatest number of votes cast at the meeting shall be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees named below. If any of the nominees for director at the annual meeting becomes unavailable for election for any reason (none being known), the proxy holders will have discretionary authority to vote pursuant to the proxy for a suitable substitute or substitutes. The following table briefly describes the Company's nominees for directors.

                                                                                   Director
Name, Principal Occupation and Other Directorships                           Age      Since
--------------------------------------------------                           ---   --------
Michael P. Coughlin was a member of a private investor group that             42       1990
acquired the Company in July 1990 and has served as its President,
Chief Executive Officer and a Director since the acquisition.

Andy J. Storment was a member of a private investor group that                34       1990
acquired the Company in July 1990 and has served as its Vice
President, Secretary, Treasurer and a Director since the acquisition and as the Company's Chief Operating Officer from July 1990 to
January 1997. In June 1995 Mr. Storment was promoted to
Executive Vice President.

Arlen I. Prentice was a member of a private investor group that               59       1990
acquired the Company in July 1990 and has served as a Director since the Acquisition. In October 1993 he became Chairman of the Board.
Mr. Prentice is a founder of Kibble & Prentice, Inc., a financial services firm. Mr. Prentice has served as Co-Chairman and Chief
Executive Officer of Kibble & Prentice, Inc. since June 1972. Mr.
Prentice serves as a director of Starbucks Coffee Corporation,
Western Drug Distributors (dba Drug Emporium Northwest),
Northland Telecommunications Corporation and Flow International,
Inc., a manufacturer and distributor of high pressure water jet cutting systems.

Donald K. Skinner joined the Company's Board of Directors in                  56       1995
March 1995. Mr. Skinner is Chief Executive Officer and Chairman
of the Board of Eltron International, Inc., a company that designs, manufactures and markets bar code label printers, software and related products. Mr. Skinner founded Eltron International, Inc.
in January 1991, and served as Executive Vice President and Chief
Operating Officer before assuming his current positions in December 1992.

Board Meetings and Committees

     The Board of Directors met three times during 1996. All directors attended all meetings of the Board of Directors and the committees of which the director was a member during 1996. In addition, all board members participated in two extended strategic planning meetings in 1996. The standing committees of the Board of Directors are the Audit Committee, Compensation Committee and Nominating Committee. In addition to the Board of Directors meetings, the Audit Committee met twice during 1996 and the Compensation Committee met one time during 1996.

     The Audit Committee makes recommendations concerning the engagement of the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee consists of Mr. Prentice and Mr. Skinner. The Compensation Committee determines compensation for the Company's executive officers and administers the Company's 1995 Stock Incentive Plan. The Compensation Committee consists of Mr. Prentice and Mr. Skinner. The Nominating Committee recommends the slate of Board members and consists of Mr. Prentice and Mr. Skinner.

Compensation of Directors

     Nonemployee directors are paid $1,000 per quarter, $1,000 per board meeting attended and $500 for each telephonic board or committee meeting. Each nonemployee director also is automatically granted an option to purchase 15,000 shares of the Company's Common Stock when the person becomes a director, and is automatically granted an option to purchase 5,000 additional shares of the Company's Common Stock in each subsequent calendar year that the director continues to serve in that capacity.

Recommendation by the Board of Directors

     The Board of Directors recommends that shareholders vote for the election of the nominees named in this Proxy Statement.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth all compensation paid by the Company with respect to the last three years to the Chief Executive Officer and the one other executive officer whose total annual compensation exceeded $100,000 in 1996.

                                                                           Long Term
                                          Annual Compensation           Compensation
                                -----------------------------     ------------------
                                                                          Securities          All Other
Name and Principal Position     Year       Salary       Bonus     Underlying Options     Compensation(1)
---------------------------     ----     --------     -------     ------------------     ---------------
Michael P. Coughlin             1996     $112,981     $14,875                      0              $6,393
 President and Chief            1995     $100,000     $ 7,207                 15,000              $5,360
   Executive Officer            1994     $ 84,000     $23,959                      0              $6,151

Andy J. Storment                1996     $100,000     $ 8,356                      0              $5,418
 Executive Vice President       1995     $100,000     $ 7,207                 15,000              $5,360
                                1994     $ 84,000     $23,959                      0              $5,885
-----------------------

(1) Represents the Company's matching contribution under the Company's 401(k) savings plan.

Stock Option Grants in Last Fiscal Year

     There were no stock options granted in 1996 to the executive officers named in the Summary Compensation Table.

Option Exercises and Year-End Option Values

     The following table indicates for all executive officers named in the Summary Compensation Table, (i) stock options exercised during 1996, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable (vested) and unexercisable (unvested) stock options as of December 31, 1996, and (iii) the value of "in-the-money" options, which represents the positive spread between the exercise price of existing stock options and the year-end price of the Common Stock.

                                                              Number of
                                                            Shares Subject
                          Number of                         to Unexercised                 Value of Unexercised
                             Shares                             Options                         In-the-Money
                           Acquired        Value          at Fiscal Year End               at Fiscal Year End(1)
      Name              on Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
      ----              -----------     --------     -----------     -------------     -----------     -------------
Michael P. Coughlin           6,566      $86,739           6,000             9,000         $18,450           $27,675

Andy J. Storment              6,566      $81,461           6,000             9,000         $18,450           $27,675

--------------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 31, 1996, based on the last sale price of $10.50 per share of Common Stock on that date (as reported on the Nasdaq National Market System) and the exercise price of the options, multiplied by the applicable number of options.


Employment Arrangements

     Each of the Company's executive officers other than Michael P. Coughlin and Andy J. Storment has executed an employment agreement with the Company prohibiting the officer from competing with the Company during the term of employment and for two years following termination, affirming the Company's ownership of inventions or other works created by the officer within the scope of his employment, and limiting disclosure and use of the Company's confidential information. The agreements permit either the Company or the officer to terminate employment upon notice, with the notice period ranging from 15 to 30 days. Each of the agreements provides remedies to the Company in the event the officer breaches his or her obligations. Each officer is eligible to participate in the Company's standard benefit programs.

                            INDEPENDENT ACCOUNTANTS

     Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with, except as follows: Mr. Arlen I. Prentice and Mr. Donald K. Skinner each filed one late report on Form 4.

                            DISCRETIONARY AUTHORITY

     Although the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. However, the enclosed proxy gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals to be considered for inclusion in proxy material for the Company's next annual meeting in May 1998 must be received at the principal executive office of the Company no later than December 19, 1997.

                                       By Order of the Board of Directors


                                       Andy J. Storment
                                       Secretary

Eugene, Oregon
April 14, 1997

                              PERCON INCORPORATED
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

PLEASE SIGN AND RETURN THIS PROXY
The undersigned hereby appoints Michael P. Coughlin and Andy J. Storment, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Percon Incorporated (the "Company") on May 23, 1997 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

1. Election of Directors:                     FOR all nominees except        WITHOLD AUTHORITY         2. Transaction of any
                                                 as marked to the to       vote for all nominees       business that properly
(Instructions: To withold authority                contrary below.              listed below.          comes before the meeting
 to vote for any individual, strike                                                                    or any adjournments
 a line through the nominee's name                      ( )                          ( )               thereof.
 below.) Michael P. Coughlin,
 Andy J. Storment, Arlen I. Prentice,
 Donald K. Skinner.


           (Continued and to be dated and signed on the other side.)

                                     PROXY
                              PERCON INCORPORATED
                          Annual Meeting, May 23, 1997
                     PROXY SOLICITED BY BOARD OF DIRECTORS

The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors. The proxies may vote in their discretion as to other matters that may come before this meeting.

                                      Dated _____________________________, 1997

                                      ------------------------------------------
                                               Signature or Signatures


Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

The Annual Meeting of Shareholders of Percon Incorporated will be held on May 23, 1997 at 9:00 a.m. Pacific Time, at the Valley River Inn, 1000 Valley River Way, Eugene, Oregon.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself-the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held "street names" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.